CERTAIN PRICING INFORMATION ON PAGE 16 OF THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTANT IF PUBLICLY DISCLOSED.

SALEEN

Saleen Engineering Services Agreement

April 24, 2018

Submitted To:
Corry Davis
President of Research and Development Institution
Jiangsu Saleen Automotive Technology Co., LTD
Building 7&8 No. 299 Wenshui Road, Jing'an District,
Shanghai, P.R. China

Dear Mr. Corry Davis,
Saleen Automotive, Inc is pleased to provide Jiangsu Saleen Automotive Technology (JSAT) with the following proposal for engineering development and support for the following items related to SUV and Performance Variant (PV) programs:

- PV interior and exterior styling
- PV powertrain development
- PV powertrain certification
- PV complete vehicle support and evaluation
- SUV interior and exterior styling
- SUV supercharger and integration
- SUV supercharged engine calibration
- SUV supercharged engine certification support for China
- SUV complete vehicle support and evaluation
- Other engineering and garage services

This agreement will present our proposed work and time line for the next phases of the project. We look forward to working with you on this project. Please let us know if you have any questions.

Erik Hatch
Director of Engineering
Saleen Automotive, Inc.

SALEEN INTRODUCTION

Saleen Automotive, Inc. has created high performance vehicles for street and track since its inception. This includes the S7 supercar and Saleen S281 Mustang as well as their racing derivatives. In addition, launching certified street car programs for the N2O Focus and the Saleen XP8 SUV. Saleen has also been a major supplier to Ford Motor Company (various models) and Chrysler (Viper) and Toyota (Tundra).

Supercharger

- Complete design, certification and supercharger application as well as complete assembly and paint for the Ford GT from 2002 – 2006.
- Supercharged F-150 Harley Davidson development and manufacturing 2006-2007

The company also produces and markets a broad line of performance parts, as well as offers customizable design, engineering and certification services to diverse end markets. Racing driver Steve Saleen began producing high performance automobiles in 1983, using his business degree from USC and experience in his father's manufacturing business. Saleen started business in 1983 to market these high-performance vehicles to a wider customer base around the world. Saleen design's, engineer's, test and certifies in a one stop shop.

DESIGN

Saleen is known worldwide for developing purposeful design elements to create the world's best performing vehicles. In fact, the Saleen S7 is so aerodynamically advanced, that at speeds greater than 160 MPH, the car's aerodynamics create a down force that exceeds the weight of the car, therefore giving it the ability to drive upside down.

ENGINEERING

Our design and engineering development teams collaborate to ensure that every component, feature and function is designed to exceed quality and industry standards. From the first sketch, to the first production part, to the final certification, we work as a team to develop innovative solutions for performance products.

Engineering Capabilities

- Suspension & Chassis Design
- Powertrain
- Certification
- Style & Design Center
- Engineering Tools
- Catia CAD System
- Motec Data Acquisition Systems
- ETAS Calibration Tools

SALEEN

Saleen Engineering Service Agreement

STATEMENT OF WORK
Saleen Automotive will provide engineering design services to JSAT for the Saleen SUV projects and the Performance Variant (PV) and. These programs are to be developed for the following target markets: US, EU, and China. More detailed description of the tasks is included in the following sections below.

Performance Variant (PV)

- PV interior and exterior styling – direction, review and supervision
  - A-surface of interior
    - Saleen Responsibility:
      - Manage and approve 3rd party resource (Hydra) to provide final Class A Surface (CAS) data for the interior of the vehicle that meets all corporate and regulatory requirements for the target markets, stated above
        - Examples: Radii, Head and knee Impact, packaging, ergonomics, and aesthetics
      - Define and provide swatches for all associated textures and colors for the interior materials
      - Define interior illumination requirements and location
        - (Accent Lighting)
    - JSAT Responsibility:
      - Packaging of the passive safety systems
      - Provide any associated packaging requirements
      - Provide feedback on manufacturability and feasibility
      - Provide feedback on regulatory and corporate requirements
      - Complete detailed engineering and CAD for the interior
      - Source interior components and manage suppliers
  - A-surface of exterior
    - Saleen Responsibility:
      - Manage and approve 3rd party resource (Hydra) to provide final CAS data for the exterior of the vehicle that meets all corporate and regulatory requirements for the target markets, stated above
        - Examples: Radii, pedestrian protection, packaging, vision requirements, and aesthetics
      - Define all associated textures and colors for the exterior materials
      - Define exterior illumination requirements and location
        - (Headlamp, Tail lamp, Side marker, CHMSL, etc)

SALEEN

Saleen's in-house engineering department develops patented parts and processes to maximize performance efficiency and visual appeal.

Engine Development: Saleen's ability to develop and improve engines comes from the team's intimate knowledge of the racing domain. Saleen develops every engine to perform at the highest levels while maintaining long term fuel efficiency and drivability.

Fabrication: Saleen's in-house team of fabricators are hands on problem solvers and innovators with decades of experience in metal and composites.

Unique Vehicle Builds: Saleen is one of the leading developers of prototype, movie and show cars for the entertainment and automotive industries.

MANUFACTURING

Our manufacturing and assembly teams collaborate regularly with our engineering development team to ensure that the appropriate processes, tooling, sourcing and timing is considered early in every program. This sharing of ideas throughout the business also ensures that every aspect of a program is considered and understood by the entire enterprise to keep us working towards the common goal.

Facility: Headquartered in Southern California, Saleen Automotive, Inc. maintains primary operations from a 4 acre 3-building campus. Commonly viewed as foundation of car culture, Southern California is an ideal (an increasingly popular) location to headquarter a global automotive brand for the worlds stage the breeding ground for America's car culture.

Manufacturing & Assembly: Saleen has developed a state-of-the-art mass customization manufacturing facility that allows for various vehicle programs to take place concurrently. Competencies learned from Saleen's own niche vehicle development and manufacturing processes have set the industry standard, paving the way for Saleen to help develop and streamline products for other OEM manufacturers. Since the company's inception in 1983, Saleen has produced over 30,000 complete and EPA-certified vehicles, more than any other specialty automobile manufacturer. Saleen has equipped more than 1,000,000 total vehicles worldwide.

CERTIFICATION

Each Saleen vehicle is fully certified and tested to meet state and federal safety and emissions standards.

SALEEN

        - JSAT Responsibility:
            - Provide feedback on manufacturability and feasibility
            - Provide feedback on regulatory and corporate requirements
            - Complete detailed engineering of body and parts
            - Complete detailed engineering on closures, seals and other body systems
            - Source components and manage suppliers
    - Additional Styling Tasks
        - Exterior Mirror Styling and Functions
            - Saleen Responsibility:
                - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
                - 2 mirror designs to be provided.
                    - Design 1: US market Only
                    - Design 2: Global Market (EU and CN) timing to be determined
            - JSAT Responsibility:
                - To provide all associated design requirements for direct and indirect vision and packaging for each of the given target markets.
                - Complete detailed engineering of mirror assembly including control interface and integration with body
                - Source components and manage suppliers
        - Interior Mirror Styling and Functions
            - Saleen Responsibility:
                - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
            - JSAT Responsibility:
                - To provide all associated design requirements for indirect vision and packaging
        - Gauge design for instrument cluster
            - Saleen Responsibility:
                - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
            - JSAT Responsibility:
                - To provide any associated regulatory requirements that would need to be met for the given target markets
                - Engineering release responsibility
                - Integration with interior

SALEEN

    - Source components and manage suppliers
- Infotainment interface
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Engineering release responsibility
    - Source components and manage suppliers
- Control design (or approval) for all switches
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Engineering release responsibility
    - Source components and manage suppliers
- A-surface for 3 wheel designs (front and rear versions)
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
    - 3 wheel designs to be provided
      - Directional Wheel
      - Basket Weave Wheel
      - 5 Spoke Wheel
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Provide feedback based on design, manufacturing, and/or feasibility requirements
    - Engineering release responsibility
    - Source components and manage suppliers

SALEEN

- PV powertrain development
  - Powertrain design
    - Contents of powertrain
      - Engine, turbocharger, intake manifold, FEAD
      - Transmission (6 speed manual – Getrag), clutch, and shifter system
      - Exhaust and emissions system
      - Fuel System and evaporative emissions system
      - ECU, controls and calibration and wire harness
      - Cooling system with plumbing and fans
      - Intake system and intake cooling system with plumbing
    - Saleen Responsibility:
      - Manage 3rd party suppliers (Mountune, Turbonetics, Pankl & Edelbrock) to provide design support for the powertrain.
      - 2D drawings and 3D models of components and system
      - Complete System Bill of Materials (BOM)
      - DFMEAs
      - DVP&R for system described above
      - Support of specifications for interfacing components
        - Example: Interface dimensions; CAN interface information
      - System output (power, torque, etc.)
    - JSAT Responsibility:
      - Powertrain Integration support and associated part release
      - Packaging and feasibility review
      - Regulatory and testing support
      - Contract service support via 3rd party companies to be defined by Saleen
  - Powertrain hardware build activity
      - System described above for the following development build activities
      - Development prototypes (quantity TBD)
    - Saleen Responsibility:
      - Source all associated powertrain system components as listed above, under powertrain definition
      - To build and validate engine design to be used in prototype, certification, and marketing vehicles.
        - Estimated powertrain systems to be provided:
          - 17 Running, production intent systems
          - 16 Non-Running representative systems
            - For crash testing

- 5 Running, production intent spare systems
- Budget does not include this material, budget for this is contained in the program budget for the certification builds.

- JSAT Responsibility:
  - Timing and coordination support for builds and tests
  - Integration support

- PV powertrain calibration and ECU development (US Only)
  - Saleen Responsibility:
    - Managing 3rd party resource (EFI) to provide ECU hardware and base software that meets regulatory, corporate and timing requirements
    - Perform calibration of ECU for vehicle
      - Calibration to meet OBDII and EPA/ CARB Emissions requirements
    - Powertrain wiring schematics and pin outs
      - Provide all associated electrical functionality and interface definitions and requirements
    - Setup test facilities to support developmental testing
    - Concept demonstration with rapidly developed prototype vehicles
    - Detailed engine mapping
    - Exhaust after treatment specification
    - Design validation plan
    - Validation testing
    - Test reports/results
  - JSAT Responsibility:
    - Contract service support via 3rd party companies to be defined by Saleen
    - Provide all associated regulatory and certification requirements for US market
    - Approval of validation plan
    - Oversee all development/validation testing related to certification
- PV powertrain certification (US only)
  - Saleen Responsibility:
    - Prepare test properties for certification tests
    - Support documentation submittal before and after testing
    - Onsite tech support during testing
  - JSAT Responsibility:
    - Setup facility to perform certification tests
    - Oversee all certification testing

SALEEN

      - Manage documentation submittal
  - PV powertrain durability testing
    - Saleen Responsibility:
      - Component performance and durability testing
        - Durability testing to be equivalent to 120K miles
      - Engine and vehicle level performance and testing
      - Setup testing facility to perform durability test
      - Creation of testing procedure
      - Documentation of testing
    - JSAT Responsibility:
      - Provide testing support
        - Test cycle information and requirements
      - Approval of durability testing procedures
      - Automotive standards support
      - EPA and CARB support to ensure compliance
- PV complete vehicle support and evaluation – review and sign-off
  - Appearance – interior and exterior
  - Ride and handling
  - Performance
  - Braking
  - Driver controls
  - Comfort (seating position, controls location, vision, sound, etc.)
  - Comparison to bench mark vehicles
  - Confirmation of the "Saleen DNA"

SALEEN SUV SUPERCHARGE

- SUV interior and exterior styling – direction, review and supervision
  - A-surface of interior
    - Saleen Responsibility:
      - Manage and approve 3rd party resource (Hydra) to provide final Class A Surface (CAS) data for the interior of the vehicle that meets all corporate and regulatory requirements for the target markets, stated above
        - Examples: Radii, Head and knee Impact, packaging, ergonomics, and aesthetics
      - Define and provide swatches for all associated textures and colors for the interior materials
      - Define interior illumination requirements and location
        - (Accent Lighting)
    - JSAT Responsibility:
      - Packaging of the passive safety systems
      - Provide any associated packaging requirements

SALEEN

- Provide feedback on manufacturability and feasibility
- Provide feedback on regulatory and corporate requirements
- Complete detailed engineering and CAD of interior system
- Engineering release responsibility
- Source components and manage suppliers

- A-surface of exterior
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final CAS data for the exterior of the vehicle that meets all corporate and regulatory requirements for the target markets, stated above
      - Examples: Radii, pedestrian protection, packaging, vision requirements, and aesthetics
    - Define all associated textures and colors for the exterior materials
    - Define exterior illumination requirements and location
      - (Headlamp, Tail lamp, Side marker, CHMSL, etc)
  - JSAT Responsibility:
    - Provide feedback on manufacturability and feasibility
    - Provide feedback on regulatory and corporate requirements
    - Engineering release responsibility
    - Source components and manage suppliers

- Additional Styling Tasks
  - Exterior Mirror Styling and Functions
    - Saleen Responsibility:
      - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
    - JSAT Responsibility:
      - To provide all associated design requirements for direct and indirect vision and packaging for each of the given target markets.
      - Engineering release responsibility
      - Source components and manage suppliers

  - Interior Mirror Styling and Functions
    - Saleen Responsibility:
      - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all

SALEEN

regulatory and corporate standards

- JSAT Responsibility:
  - To provide all associated design requirements for indirect vision and packaging
- Gauge design for instrument cluster
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Engineering release responsibility
    - Source components and manage suppliers
- Infotainment interface
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Engineering release responsibility
    - Source components and manage suppliers
- Control design (or approval) for all switches
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
  - JSAT Responsibility:
    - To provide any associated regulatory requirements that would need to be met for the given target markets
    - Engineering release responsibility
  - Source components and manage suppliers
- A-surface for 3 wheel designs
  - Saleen Responsibility:
    - Manage and approve 3rd party resource (Hydra) to provide final design data that meets all regulatory and corporate standards
    - 3 wheel designs to be provided

SALEEN

        - JSAT Responsibility:
            - To provide any associated regulatory requirements that would need to be met for the given target markets
            - Provide feedback based on design, manufacturing, and/or feasibility requirements
            - Engineering release responsibility
            - Source components and manage suppliers
- SUV supercharger (SC) design and integration with the 2.0 liter engine
    - Assessment of base engine package
        - Saleen Responsibility:
            - Evaluate base engine for modification
            - Define potential failure points
            - Define changes in base engine components that are required
        - JSAT Responsibility:
            - Provide electrical information for engine
                - Wiring and pin out requirements
            - Provide base engine specification
            - Base engine torque and power mapping information
            - 3D data of engine
            - Operating temperature information
            - Provide 3 functional base engine samples to Saleen
    - Supercharger system design
        - Saleen Responsibility:
            - Manage and approve 3rd party resource to provide final design data that meets all regulatory and corporate standards
            - Provide BOM of SC Engine
            - Provide interface and packaging requirements for SC engine
                - Cooling
                - Power
                - Wiring harness
                - Etc
            - Provide 2D drawings and 3D CAD data of SC and associated developed components
                - Clutch system
                - Intake manifold
                - Intake
                - SC
            - System target specifications

SALEEN

            - Additional packaging requirements for the SC engine
            - ECU communication interface information
        - JSAT Responsibility:
            - Limiting interface factors (transmission)
            - Vehicle packaging information
            - Vehicle powertrain cooling system capacity
            - Communication interface for TCU (Transmission Control Module)
            - Base engine spare parts, per the requested list from Saleen
    - SUV supercharged engine hardware build activity
        - Saleen Responsibility:
            - Assembly of up to 44 vehicle sets of superchargers for prototype testing
                - SuperCharger
                - ECU
                - Associated required parts
            - Hardware cost to be quoted separately once design is complete and not included in this agreement
            - Tooling planned for this phase will support small volume ~500 units
        - JSAT Responsibility:
            - To provide confirmed quantity and timing for components needed for testing
- SUV supercharged engine calibration and validation
    - Proof of concept
        - Saleen Responsibility:
            - Integrate SC provided base engines
            - Initial calibration and testing
                - Initial Test Output
                    - Emissions
                    - Power
                    - Torque
                    - Fuel Consumption
                    - Base engine map
            - Software development using flexible ECU platform
        - JSAT Responsibility:
            - Any testing support required for proof of concept and integration
- Emissions calibration and exhaust after treatment specification
    - Saleen Responsibility:
        - Managing 3rd party resource (EFI) to provide ECU hardware

2735 Wardlow Rd. Corona CA 92882 Phone 714-400-2121 Fax 888-729-4827

SALEEN

and base software that meets regulatory, corporate and timing requirements
    - Perform calibration of ECU for vehicle
        - Calibration to meet OBDII and CCC (China 6) Emissions requirements
    - Powertrain wiring schematics and pin outs
        - Provide all associated electrical functionality and interface definitions and requirements
    - Setup test facilities to support developmental testing
    - Detailed engine mapping
    - Exhaust after treatment specification
    - Design validation plan
    - Validation testing
    - Test reports/results
    - Support of vehicle level calibration and integration in China
  - JSAT Responsibility:
    - Contract service support via 3rd party companies to be defined by Saleen
    - Provide all associated regulatory and certification requirements for China market
    - Approval of validation plan
    - Oversee all development/validation testing related to certification
- SUV supercharged engine durability testing
  - Saleen Responsibility:
    - Component performance and durability testing
        - Durability testing to be equivalent to 150K miles
    - Engine level performance testing
    - Setup testing facility to perform durability test
    - Creation of testing procedure
    - Documentation of testing
  - JSAT Responsibility:
    - Provide testing support
        - Test cycle information and requirements
    - Approval of durability testing procedures
    - Automotive standards support
    - CCC support to ensure compliance
- SUV supercharged engine emission and OBDII certification support for China
  - Saleen Responsibility:
    - Prepare test properties for certification tests
    - Support documentation submittal before and after testing
    - Onsite tech support during testing in China

SALEEN

- JSAT Responsibility:
  - Setup facility to perform certification tests
  - Oversee all certification testing
  - Manage documentation submittal
- SUV complete vehicle support and evaluation – review and signoff
  - Appearance – interior and exterior
  - Ride and handling
  - Performance
  - Braking
  - Driver controls
  - Comfort (seating position, controls location, vision, sound, etc.)
  - Comparison to bench mark vehicles
  - Confirmation of the "Saleen DNA"

Other engineering and garage services

- Travel expenses
- Garage Services
  - Vehicle build and service for development
- Powertrain (PT) Mule vehicle material
  - Parts to revise and update the PT mule vehicles
- Overhead Cost
  - Building rent, utilities, insurance, etc.
- Bosch ESP development program
  - Development of Electronic Stability Program to be paid by JSAT through Saleen. Refer to price indication and WP0 investigative package for more detail.
- Program Administration

SALEEN

REDACTED

PROJECT COST

	Saleen	JSAT Direct	Total
PV Estimated Cost			
Powertrain design:	$ [redacted]		
Powertrain hardware build activity	$ [redacted]		
Powertrain ECU & calibration:	$ [redacted]		
Powertrain durability:	$ [redacted]		
Powertrain certification:	$ [redacted]		
SUV Estimated Cost			
Supercharged engine design:	$ [redacted]		
Supercharged engine hardware build	$ [redacted]		
Supercharged engine calibration:	$ [redacted]		
Supercharged engine durability:	$ [redacted]		
Powertrain certification support:	$ [redacted]		
General Support for development			
Engineering Personnel	$ [redacted]		
Travel	$ [redacted]		
Sub-Total of PV / SUV	$ [redacted]		
Additional support and services			
Garage services: (eng & veh build and test support)	$ [redacted]		
PT Mule vehicle material revisions	$ [redacted]		
Indirect cost (overhead):	$ [redacted]		
Bosch ESP contract	$ [redacted]		
Program Administration	$ [redacted]		
Sub-Total of Additional	$ [redacted]		
Total	**$ 8,300,747**	**$ 5,330,000**	**$13,630,747**

*As required by Bosch, this line item is being paid through Saleen (a US based entity), however, JSAT is required to pay Saleen in advance to allow timely payment to keep the Bosch contract on time. These Bosch contract amounts will be invoiced separately.

This is a time and material priced agreement structured as actual cost plus 10% to cover administrative costs and supported by documentation. The cost includes all required hardware and software. Travel will be according to Saleen travel policy. This budget is for the period April 2018 through March 2019. Work began on April 1 in good faith and will be billed at the end of April. Requested scope change needs to be submitted in writing, reviewed and agreed upon by all parties.

2735 Wardlow Rd. Corona CA 92882 Phone 714-400-2121 Fax 888-729-4827

SALEEN

Payment Terms:

Retainer of $1,900,000 (~23% of contract) is due at contract start (April 30th) and is based on billing schedule and cash flow requirements for the project.

Payment terms are Net 30.

Any payments received after the stated terms are subject to a penalty of 0.2% of invoiced amount per day late.

Any late payments will result in delays to the program that must be identified and reviewed by all parties.

SECURITY AND CONFIDENTIALITY

Saleen works with a variety of customers and understands the paramount importance of client confidentiality and security. Saleen is committed to protecting that confidentiality by ensuring both data and physical security meet industry standards and customer expectations.

Intellectual Property Rights: JSAT will own the intellectual property rights to all designs, models, drawings, specifications, processes and test results that arise from this piece of work; this could include the right to take out patents or other forms of legal IP protection.

Other Conditions

Termination - Early termination fee of 10% of the remainder of the total remaining project will be applied in the event of project cancelation once services have begun.

Non-payment will result in forfeiture of contract retainer and termination of the program.

Governing Law - This agreement shall be governed by and construed in accordance with the laws of the State of California. Any legal action, suit, arbitration, or proceeding arising from or relating to this agreement shall be brought and maintained in the appropriate court or arbitrator located in and with the jurisdiction over Riverside county, California and the parties herby submit to the jurisdiction thereof.

Attorney's Fees and Costs – If any action at law or in equity is necessary to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire contract.

SALEEN

Entire Agreement – This agreement constitutes the entire understanding between the parties hereto as to the termination of the agreement and it merges all prior discussions between them relating thereto. Any amendment or modification to this agreement shall be effective only if in writing and signed by each party hereto.

2735 Wardlow Rd. Corona CA 92882 Phone 714-400-2121 Fax 888-729-4827

SALEEN

APPROVALS

Saleen Automotive, Inc.

Name: Amy Boylan Signature: ______ Date: 4/24/18

Name: Erik Hatch Signature: ______ Date: 24-Apr-2018

Name: Dennis Carter Signature: ______ Date: 4-24-18

Jiangsu Saleen Automotive Technology Co., LTD (JSAT)

Name: Corry Davis Signature: ______ Date: 4/24/2018

Name: CHUNYE MA Signature: ______ Date: 5/24/2018

Name: Charlie Wang Signature: ______ Date: 5/24/2018

Name: ______ Signature: ______ Date: ______

Name: ______ Signature: ______ Date: ______

Name: ______ Signature: ______ Date: ______